EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Discount Dental Materials, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric Clemons, President of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2013

                                 By: /s/ ERIC CLEMONS
                                     ___________________________________________
                                         Eric Clemons
                                         President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Discount Dental Materials, Inc. and will be retained by Discount Dental Materials, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.